IMPAIRMENT OF GOODWILL AND OTHER ASSETS	6 Months Ended
Jun. 30, 2022
Impairment of goodwill and other assets [Abstract]
Disclosure of impairment loss and reversal of impairment loss [text block]	Impairment of Goodwill and Other Assets
In accordance with our accounting policy, goodwill is tested for impairment in the fourth quarter and also when there is an indicator of impairment. Non-current assets are tested for impairment or impairment reversals when events or changes in circumstances suggest that the carrying amount may not be recoverable or is understated. Refer to Note 21 of the 2021 Annual Financial Statements for further information.
For the six months ended June 30, 2022, we recorded net impairment charges of $5 million (2021: $87 million net impairment reversals) for non-current assets.

Indicators of impairment and reversals
2022
Reko Diq
On March 20, 2022, Barrick and the Governments of Pakistan and Balochistan reached agreement in principle on a framework that provides for the reconstitution of the Reko Diq project in the country’s Balochistan province. The project was suspended in 2011 due to a dispute over the legality of its licensing process, and in 2012, an impairment of $120 million was recorded related to our investment in the Reko Diq project.
The reconstituted project will be held 50% by Barrick and 50% by Pakistani stakeholders, comprising a 10% free-carried, non-contributing share held by the Government of Balochistan, an additional 15% held by a special purpose company owned by the Government of Balochistan and 25% owned by other federal state-owned enterprises. Barrick will be the operator of the project and will be granted mining leases, an exploration license, surface rights and a mineral agreement stabilizing the fiscal regime applicable to the project for a specified period.
If the definitive agreements are executed and the conditions to closing are satisfied, the project will be reconstituted. The reconstitution would resolve the damages originally awarded by the International Centre for the Settlement of Investment Disputes and disputed in the International Chamber of Commerce. Refer to Note 17 for more information.
We have determined that no impairment reversal exists as at June 30, 2022 due to the uncertainty around definitive agreements being executed and conditions to closing being satisfied.

Porgera
On April 9, 2021, the Papua New Guinea ("PNG") government and Barrick Niugini Limited (“BNL”, the 95% owner and operator of the Porgera joint venture) agreed on a partnership for the future ownership and operation of the Porgera mine. Porgera has been on care and maintenance since April 2020, when the government declined to renew its special mining lease ("SML"). The financial impact will be determined once all definitive agreements, which are currently being negotiated, have been signed. We have determined that as at June 30, 2022, there is no impairment loss to recognize. The ultimate resolution of this dispute may differ from this determination and there is no certainty that the carrying value will remain recoverable. Refer to Note 17 for more information.
2021
Lagunas Norte
As described in Note 4, on February 16, 2021, we announced an agreement to sell our 100% interest in the Lagunas Norte gold mine in Peru to Boroo for total consideration of up to $81 million. An impairment reversal of $86 million was recognized in the first quarter of 2021 based on the March 31, 2021 fair value of the consideration to be received of $63 million. Lagunas Norte was in a net liability position, which resulted in an impairment reversal that exceeded the fair value less costs of disposal ("FVLCD"). The transaction closed on June 1, 2021.